Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent events

18    Subsequent events

The Group announced that its board of directors has received a non-binding proposal letter (the “Proposal Letter”), dated March 24, 2022, from Mr. Jiajia Jack Huang, chairman of the Board and chief executive officer of the Company, stating that “considering the increasingly stringent restrictions of the applicable PRC laws and regulations on the business of the Company and the adverse effect arising from it,” he proposed to acquire all of the Company’s businesses in China Mainland, including all associated liabilities and assets. Such businesses include K-12 English lessons taught by foreign teachers, all-round proficiency lessons taught by Chinese teachers, and post-secondary English lessons taught by foreign teachers (collectively, the “Mainland Business”), by acquiring all of the equity interests of China Online Education (HK) limited (“COE HK”), its subsidiaries and the variable interest entities controlled by the Company(collectively, the “Target Companies”). The proposed purchase price for the Target Companies is US$1. The Company’s overseas business outside China Mainland and its associated liabilities and assets are not part of the proposed transaction and will be the Company’s strategic focus going forward. Net revenues of Mainland Business and Overseas Business were RMB2,176,417 and RMB5,052 in 2021 respectively. The Company does not separately account for its assets or operations in the Target Companies, and therefore has not presented in the accompanying financial statements any other historical financial information relating to the proposal.

As of the date of this Report, the Group is still evaluating the proposal and has not made a decision to accept or counter.